Exhibit 99.1

Ascent Solar Technologies Announces Results of Annual Meeting of Shareholders

LITTLETON, Colo. Ascent Solar Technologies, Inc. (NASDAQ:ASTI), a developer of state-of-the-art, thin-film photovoltaic modules, announced the results of its Annual Shareholder Meeting held on July 1, 2008 in Golden, Colorado.  Shareholders re-elected Dr. Amit Kumar and Joel Porter to serve until the 2009 Annual Meeting of Shareholders and Einar Glomnes and Dr. Mohan Misra to serve until the 2011 Annual Meeting of Shareholders.  Shareholders also approved the Company’s restricted stock plan and an amendment and restatement of the Company’s stock option plan.

Ascent Solar’s senior management team also presented an update on the Company’s product development and manufacturing efforts.

Matthew Foster, President and CEO, stated “Our strategy remains focused on developing strategic relationships, product development and certification, continual optimization of our manufacturing tools and processes, and expansion of production capacity.” Foster indicated he believed that product development activity with customers has benefited from the limited commercial production of prototypes, samples, and test materials from the Company’s 1.5MW production line. “We continue to operate at low rate initial production as we systematically perform trial runs to try to improve process repeatability, efficiency and yield, while simultaneously using product from these ongoing trials for multiple purposes including internal product certification testing, material characterization and testing, and numerous customer product developments.”

Ascent Solar expects to commence full scale production on the 1.5MW manufacturing line by the end of 2008 with one shift operation and to commence three shift operation in early 2009.  Mr. Foster stated “The last half of 2008 will be a busy and challenging time. In addition to increasing production, we hope to achieve product and manufacturing performance levels necessary to begin the product certification activities with independent testing laboratories such as Underwriters Laboratory [UL] and Technischer Überwachungs-Verein, [TÜV]. Certifications from these independent parties are necessary to the deployment of building integrated photovoltaic [BIPV] product applications with our customers.”  With regard to electronic integrated photovoltaic [EIPV] applications, Mr. Foster stated, “Unlike BIPV applications, EIPV applications generally do not require the same level of product certification.  Consequently, we currently are working with customers in the hopes of introducing new EIPV products to store shelves during the fourth quarter of this year.”

Ascent Solar also announced the completion of the procurement orders for a significant portion of the manufacturing tools for the 30MW production line scheduled for completion in 2009 at the Company’s facilities in Thornton, Colorado.  According to Mr. Foster, “We are trying to implement a systematic and realistic approach to expanding production capacity, including the prospects of possibly accelerating our existing production capacity timeline, which presently contemplates 110 MW of aggregate production capacity by 2012.”  Mr. Foster remarked that the Company still expects to expand its operations abroad in the future and is evaluating opportunities for production in Europe, Asia and the Middle East.

About Ascent Solar Technologies, Inc.

Ascent Solar Technologies, Inc. is a developer of thin-film photovoltaic modules and is located in Littleton, Colorado.

Forward Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the Company’s actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe these risks and uncertainties, readers are urged to consider statements that contain terms such as “believes,” “belief,” “expects,” “expect,” “intends,” “intend,” “anticipate,” “anticipates,” “plans,” “plan,” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission.

Contacts

Ascent Solar Technologies, Inc.

Investor Relations Contact:

Brian Blackman, 832-515-0928

bblackman@ascentsolar.com

or

Media Contact:

Brand Fortified Public Relations

Kelly Brandner, 303-289-4303

kellybrandner@msn.com